ADAMS DIVERSIFIED EQUITY FUND

THIRD QUARTER REPORT

SEPTEMBER 30, 2016

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

The week after returning from the Independence Day holiday, investors saw the S&P 500 advance 3.6%. Following this strong initial move, which contributed most of the quarter’s return, markets settled into a relatively calm trading range. Strong consumer confidence numbers, coupled with corporate earnings that largely surprised to the upside, helped boost investor confidence. As a result, the S&P 500 gained 3.9% over the quarter, bringing its year-to-date return to 7.8%.

As the quarter drew to a close, volatility picked up. Oil prices rallied when OPEC announced an agreement to reduce production targets as a means to lift prices, and markets reacted well. The growing uncertainty around how long central banks in Europe, the U.S., and Japan can maintain accommodative monetary policies also contributed to the late-quarter volatility. The Federal Reserve once again voted against raising interest rates, though seemed to edge closer to resuming rate hikes pending evidence of continued progress toward inflation and employment goals.

Amid the persistent low-interest rate environment and investors’ ongoing desire for yield, the dividend-focused stocks in the Utility and Telecommunication sectors have advanced 16.1% and 17.9%, respectively, year to date. However, those sectors faltered in September with the Fed’s commentary and financial companies that had been battered for much of the year started to recover. For the quarter, the Technology sector’s return far exceeded all other sectors, advancing 12.9% and offsetting a flat first six months’ return.

Our portfolio benefitted from holdings in the four largest technology stocks: Apple, Microsoft, Facebook, and Alphabet. Each beat expectations and was rewarded with double-digit stock price advances. We added a new position in the Technology sector, Hewlett Packard Enterprise, a provider of hardware solutions to enterprise customers, including servers, storage, and networking equipment. Since splitting from its parent company in late 2015, Hewlett has experienced improving fundamentals. In addition, the management team continues to focus on ways to trim the product portfolio and drive shareholder value. The company is currently in the process of spinning off its services and software divisions. These moves will generate substantial cash flow and provide the potential to return a significant amount of cash back to shareholders.

In the Financial sector, we established a position in Florida-based Raymond James Financial, a well-run regional brokerage firm focused on the private client market. The company enjoys an industry-leading position as one of the largest independent retail brokerage houses and benefits from operating outside of the traditional Wall Street “wirehouse” model. The independent brokerages are growing market share by providing financial advisors with more product flexibility and superior economics. Additionally, Raymond James is a likely beneficiary of recent changes to the Department of Labor’s fiduciary standards. We eliminated our position in Capital One Financial as its exposure to subprime loans did not position the company well at this stage in the credit cycle.

Mergers often provide compelling opportunities for investors. We believe the proposed merger between Dow Chemical and DuPont is one such example and we initiated a position in Dow. As an independent company, Dow has spent the last few years streamlining its operations and is set to capitalize on an improving market for ethylene producers. Additionally, there is significant growth potential in Dow’s product pipeline. A combination with DuPont offers even greater opportunity and significant synergies. Post the merger, management intends to unlock more value through plans to spin the assets out into three leaner publicly-traded companies with focused strategies for growth.

LETTER TO SHAREHOLDERS (CONTINUED)

The upcoming Presidential election is likely to be the most impactful event of the fourth quarter and will influence markets for years to come. In the balance is the unknown direction of several issues including health care, the composition of the Supreme Court, and monetary as well as fiscal policy. Strongly drawn partisan lines create a broad range of outcomes for these weighty issues. In the face of this, we will continue to execute our process: searching for good companies, doing good things, at good prices. Even in an uncertain environment, we believe our process will reward the patient investor.

For the nine months ended September 30, 2016, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 5.3%. This compares to a 7.8% total return for the S&P 500 and a 6.0% total return for the Lipper Large-Cap Core Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was 3.7%.

For the twelve months ended September 30, 2016, the Fund’s total return on NAV was 12.7%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Mutual Funds Average were 15.4% and 12.5%, respectively. The Fund’s total return on market price was 10.9%.

During the first nine months of this year, the Fund paid distributions to shareholders in the amount of $14.6 million, or $.15 per share, consisting of $.01 net investment income and $.02 long-term capital gain, realized in 2015, and $.12 of net investment income realized in 2016, all taxable in 2016. These constitute the first three payments toward our annual 6% minimum distribution rate commitment. Additionally, the Fund repurchased 875,663 shares of its Common Stock during the past nine months. The shares were repurchased at an average price of $12.74 and a weighted average discount to NAV of 15.7%, resulting in a $0.02 increase to NAV per share.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer & President

October 13, 2016

Disclaimers

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2016	2015
At September 30:
Net asset value per share	$15.65	$14.93
Market price per share	$13.15	$12.75
Shares outstanding	97,016,857	95,419,646
Total net assets	$1,517,835,665	$1,424,167,228
Unrealized appreciation on investments	$388,298,493	$318,499,245

For the nine months ended September 30:
Net investment income	$13,893,193	$8,065,497
Net realized gain	$63,633,330	$63,588,775
Cost of shares repurchased	$11,151,645	$12,377,017
Shares repurchased	875,663	883,800
Total return (based on market price)	3.7%	-5.8%
Total return (based on net asset value)	5.3%	-4.9%

Key ratios:
Expenses to average net assets*	0.61%	0.93%	**
Net investment income to average net assets*	1.26%	0.80%	**
Portfolio turnover*	26.9%	17.3%
Net cash & short-term investments to net assets	2.5%	2.7%

*	Annualized
**	The annualized ratios of expenses and net investment income to average net assets were 0.64% and 1.09%, respectively, after excluding a one-time charge of $4,471,424 related to the termination of the Fund’s defined benefit plans.

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

September 30, 2016 (unaudited)

	Market Value	Percent of Net Assets
Alphabet Inc. (Class A & Class C)	$56,213,322	3.7%
Apple Inc.	54,320,525	3.6
Microsoft Corp.	48,199,680	3.2
Adams Natural Resources Fund, Inc.*	43,582,406	2.9
Amazon.com, Inc.	41,865,500	2.8
Facebook, Inc. (Class A)	38,904,291	2.6
Comcast Corp. (Class A)	37,137,132	2.4
Wells Fargo & Co.	31,837,320	2.1
Philip Morris International Inc.	31,431,226	2.1
Lowe’s Companies, Inc.	29,245,050	1.9

Total	$412,736,452	27.3%

*	Non-controlled affiliated closed-end fund

SCHEDULE OF INVESTMENTS

September 30, 2016 (unaudited)

	Shares	Value (A)
Common Stocks — 97.5%
Consumer Discretionary — 11.8%
Amazon.com, Inc. (B)	50,000	$41,865,500
Comcast Corp. (Class A)	559,800	37,137,132
Dollar General Corp.	149,637	10,473,093
Hanesbrands Inc.	316,700	7,996,675
Lowe’s Companies, Inc.	405,000	29,245,050
Magna International Inc.	252,000	10,823,400
Consumer Discretionary Select Sector SPDR Fund (G)	129,105	10,333,564
Starbucks Corporation	251,300	13,605,382
Walt Disney Co.	184,800	17,160,528

		178,640,324

Consumer Staples — 9.4%
Coca-Cola Co.	465,000	19,678,800
CVS Health Corp.	265,600	23,635,744
Kroger Co.	282,900	8,396,472
PepsiCo, Inc. (F)	230,400	25,060,608
Philip Morris International Inc.	323,300	31,431,226
Procter & Gamble Co.	131,850	11,833,537
Spectrum Brands Holdings, Inc. (G)	88,100	12,130,489
Walmart Stores, Inc.	156,800	11,308,416

		143,475,292

Energy — 7.9%
Adams Natural Resources Fund, Inc. (C)	2,186,774	43,582,406
Chevron Corp.	218,000	22,436,560
Concho Resources Inc. (B)	57,500	7,897,625
EOG Resources, Inc.	151,200	14,622,552
Exxon Mobil Corp. (F)	101,000	8,815,280
Halliburton Co.	354,400	15,905,472
Marathon Petroleum Corp.	166,000	6,737,940

		119,997,835

Financials — 13.5%
Allstate Corp.	162,800	11,262,504
American International Group, Inc.	263,000	15,606,420
Bank of America Corp.	1,140,500	17,848,825
BlackRock, Inc.	58,200	21,095,172
Chubb Ltd.	171,600	21,561,540
Goldman Sachs Group, Inc.	120,300	19,400,781
Intercontinental Exchange, Inc.	83,200	22,410,752
JPMorgan Chase & Co.	241,200	16,061,508
Prudential Financial, Inc.	189,100	15,440,015
Raymond James Financial, Inc.	205,000	11,933,050
Wells Fargo & Co.	719,000	31,837,320

		204,457,887

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2016 (unaudited)

	Shares	Value (A)
Health Care — 14.4%
AbbVie, Inc.	380,000	$23,966,600
Aetna Inc.	183,900	21,231,255
Allergan plc (B)	107,096	24,665,280
Biogen Inc. (B)	47,000	14,712,410
Cigna Corp.	145,800	19,000,656
Edwards Lifesciences Corp. (B)	194,800	23,485,088
Gilead Sciences, Inc.	55,500	4,391,160
Health Care Select Sector SPDR Fund (G)	145,800	10,513,638
Johnson & Johnson	64,000	7,560,320
Merck & Co., Inc.	351,500	21,937,115
Pfizer Inc.	702,940	23,808,578
Thermo Fisher Scientific Inc.	145,400	23,127,324

		218,399,424

Industrials — 9.3%
Boeing Co.	205,000	27,006,700
Delta Air Lines, Inc.	311,900	12,276,384
Dover Corp.	176,000	12,960,640
FedEx Corp.	80,000	13,974,400
General Electric Co.	246,500	7,301,330
Honeywell International Inc.	209,400	24,413,946
Industrial Select Sector SPDR Fund (G)	152,900	8,926,302
Robert Half International Inc.	202,500	7,666,650
Union Pacific Corp.	278,000	27,113,340

		141,639,692

Information Technology — 21.6%
Adobe Systems Inc.	176,000	19,103,040
Alphabet Inc. (Class A) (B)	35,500	28,544,130
Alphabet Inc. (Class C) (B)	35,597	27,669,192
Apple Inc. (F)	480,500	54,320,525
Cisco Systems, Inc.	446,000	14,147,120
Citrix Systems, Inc. (B)	107,800	9,186,716
Facebook, Inc. (Class A) (B)	303,300	38,904,291
Hewlett Packard Enterprise Co.	485,600	11,047,400
Lam Research Corp.	127,600	12,084,996
MasterCard, Inc. (Class A)	230,000	23,407,100
Microsoft Corp.	836,800	48,199,680
NXP Semiconductors N.V. (B)	62,200	6,345,022
Oracle Corp.	221,000	8,680,880
Visa Inc. (Class A)	322,000	26,629,400

		328,269,492

Materials — 2.1%
Dow Chemical Co.	154,700	8,018,101
LyondellBasell Industries N.V. (Class A)	186,000	15,002,760
PPG Industries, Inc.	85,000	8,785,600

		31,806,461

Real Estate — 2.6%
American Tower Corp.	105,000	11,899,650
Boston Properties, Inc.	85,300	11,625,537
Simon Property Group, Inc.	77,000	15,939,770

		39,464,957

Telecommunication Services — 2.0%
SBA Communications Corp. (Class A) (B)	90,000	10,094,400
Verizon Communications Inc.	389,000	20,220,220

		30,314,620

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2016 (unaudited)

	Shares	Value (A)
Utilities — 2.9%
DTE Energy Company	121,400	$11,371,538
Edison International	149,800	10,823,050
NextEra Energy, Inc.	111,800	13,675,376
Pinnacle West Capital Corp.	107,500	8,168,925

		44,038,889

Total Common Stocks
(Cost $1,090,948,412)		1,480,504,873

Other Investments — 0.0%
Financial — 0.0%
Adams Funds Advisers, LLC (B) (D) (Cost $150,000)		93,000

Short-Term Investments — 2.2%
Money Market Funds — 2.2%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 0.44% (E)	17,787,019	17,787,019
Northern Institutional Treasury Portfolio, 0.26% (E)	15,410,081	15,410,081

Total Short-Term Investments
(Cost $33,197,100)		33,197,100

Securities Lending Collateral — 2.6%
(Cost $39,614,944)
Money Market Funds — 2.6%
Northern Institutional Funds Liquid Assets Portfolio, 0.45% (E)	39,614,944	39,614,944

Total Investments — 102.3% of Net Assets
(Cost $1,163,910,456)		$1,553,409,917

Total Return Swap Agreements — (0.1)%	Type of Contract	Counterparty	Termination Date	Notional Amount	Unrealized Appreciation (Assets)	Unrealized Depreciation (Liabilities)
Receive positive total return (pay negative total return) on 200,200 shares of Salesforce.com Inc. common stock and pay financing amount based on Notional Amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Morgan Stanley	10/13/2017	$15,020,742	$—	$(748,794)
Receive negative total return (pay positive total return) on 322,100 shares of Technology Select Sector SPDR Fund and pay financing amount based on Notional Amount and daily U.S. Federal Funds rate less 0.45%.	Short	Morgan Stanley	10/13/2017	(15,001,196)	—	(452,174)

Gross Unrealized Loss on Open Total Return Swap Agreements					$—	$(1,200,968)

Net Unrealized Loss on Open Total Return Swap Agreements						$(1,200,968)

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	Presently non-dividend paying.
(C)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(D)	Controlled affiliate valued using fair value procedures.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(F)	A portion of the position is pledged as collateral for open swap agreements. The aggregate market value of pledged securities is $1,422,775.
(G)	All or a portion of shares held are on loan.

ADAMS DIVERSIFIED EQUITY FUND, INC.

Board of Directors

Enrique R. Arzac [2,4]	Frederic A. Escherich [1,2,3]	Craig R. Smith [1,2,4]
Phyllis O. Bonanno [3,4]	Roger W. Gale [2,3]	Mark E. Stoeckle [1]
Kenneth J. Dale [1,3,4]	Kathleen T. McGahran [1,5]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Nominating and Governance Committee
5.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer & President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Nancy J.F. Prue, CFA	Executive Vice President, Director of Shareholder Communications
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer & Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel & Secretary
Steven R. Crain, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

500 East Pratt Street, Suite 1300, Baltimore, MD 21202

410.752.5900        800.638.2479

Website: www.adamsfunds.com

E-mail: contact@adamsfunds.com

Tickers: ADX (NYSE), XADEX (NASDAQ)

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: The Northern Trust Company

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(877) 260-8188

Website: www.amstock.com

E-mail: info@amstock.com